UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

       SALOMON BROTHERS
        Variable Series Funds Inc






   Annual
   Report
   2003
   DECEMBER 31, 2003

..  HIGH YIELD BOND FUND


                                   [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                                Table of Contents

LETTER FROM THE CHAIRMAN....................................  1

MANAGER OVERVIEW............................................  2

FUND PERFORMANCE............................................  5

SCHEDULE OF INVESTMENTS.....................................  6

STATEMENT OF ASSETS AND LIABILITIES......................... 17

STATEMENT OF OPERATIONS..................................... 18

STATEMENTS OF CHANGES IN NET ASSETS......................... 19

NOTES TO FINANCIAL STATEMENTS............................... 20

FINANCIAL HIGHLIGHTS........................................ 25

REPORT OF INDEPENDENT AUDITORS.............................. 26

ADDITIONAL INFORMATION...................................... 27

                                   [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                            Letter from the Chairman



[PHOTO]

R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer


DEAR SHAREHOLDER,

We are pleased to provide you with the annual report for the Salomon Brothers Variable Series -- High Yield Bond Fund.

Given the rallies in the U.S. high-yield and developing country debt markets over the year, the High Yield Bond Fund performed particularly well during the period due to the portfolio's strategic allocations within these markets. Declining default rates and an improved corporate earnings environment contributed to the rally in the U.S. high-yield bond market, whose performance has typically been more closely linked to the strength of corporate balance sheets than to interest rates.

Especially in this environment of four-decade-low money market yields, higher-yielding bonds in U.S. and emerging markets may seem even more appealing. Higher-yield bonds, however, carry more credit risk than investment-grade issues, and international issues are subject to economic, political and currency risks. That is why we believe it is critical to perform a thorough analysis before carefully choosing these bonds. In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification and thorough credit analysis that is so important in managing risk.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during the period may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,
/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2004

                                    [GRAPHIC]

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                Manager Overview


[PHOTO]

Peter J. Wilby
Peter J. Wilby, CFA
Executive Vice President

PERFORMANCE UPDATE
During its fiscal year ended December 31, 2003, the fund's/1/ Class I shares returned 24.20%. In comparison, the Citigroup High Yield Market Index ("High Yield Index")/i/ benchmark returned 30.62% for the same period. The fund outperformed its Lipper high current yield funds category average, which was 23.93% for the same period./2/

U.S. HIGH YIELD MARKET OVERVIEW/ii/
Declining default rates on corporate bonds, signs of improving corporate earnings, the end of major hostilities in Iraq and relatively favorable yields available through high-yield bonds in the low interest rate environment contributed to the strong demand for high-yield bonds earlier during the early part of 2003. These factors, coupled with expectations that the Fed would likely cut its short-term interest rate targets, all helped buoy high-yield securities through mid-June.

In June, the Fed cut its target for the federal funds rate/iii/ to a four-decade low of 1% to trigger a more accommodative borrowing environment. Treasury bond prices (which generally move opposite to yields) subsequently fell, particularly during July, amid stronger-than-anticipated economic data source. Likewise, the high-yield market lost


                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                                  (unaudited)

                                                            6 Months 12 Months

  Class I Shares                                             8.07%    24.20%

  Citigroup High Yield Market Index                          9.05%    30.62%

  Lipper High Current Yield Variable Funds Category Average  8.41%    23.93%

 All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

 The performance returns set forth above do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund.

 All index performance reflects no deduction for fees, expenses or taxes. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 88 funds for the six-month period and among the 86 funds for the 12-month period in the high current yield variable funds category.

/1/The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation.
/2/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 86 funds in the high current yield variable funds category including the reinvestment of dividends and capital gains, if any.

ground from the end of June into the middle of August as the yield on 10-year U.S. Treasuries soared from the low 3% range in mid-June to almost 4.5% by the middle of August. These rising yields, the subsequent outflows of cash from high-yield bond funds, and the abundant quantity of new issues on the market (which created supply pressures) caused the high-yield market to move lower. However, the market reversed its course and rallied through the end of the year, sparking the return of mutual fund inflows, due to stronger-than-expected results of gross domestic product/iv/ ("GDP") growth and earnings that were in line with market expectations.

During 2003, airlines, cable, communications towers, energy, technology, telecommunications, and utilities were the top-performing sectors within the high-yield bond universe. Airlines recovered as some companies avoided bankruptcy by renegotiating union contracts and experiencing better-than-expected passenger traffic volumes following the resolution of the major hostilities in Iraq. The cable sector outperformed many others. The communications towers sector benefited from better-than-expected earnings results, asset sales, new financing, and increasing free cash flow. The energy and utilities sectors benefited as companies added additional financing through the use of senior debt and sold assets to reduce total debt. Technology moved higher due to strong earnings and improved liquidity. Wireless telecommunications bonds outperformed due to better-than-expected operating results, debt-for-equity swaps, and debt refinancing. Wireline telecommunications benefited as well. The most significant underperforming sectors included healthcare and textiles.

Within this environment, the U.S. high-yield debt component of the fund benefited during the year from its overweighting in the cable and communications towers sectors. The fund was adversely affected by its underweighting in the airlines and utilities sectors, and by its overweighting in the healthcare and textiles sectors. Although the airline sector rebounded this past year, given the credit challenges facing many issuers in this sector throughout the year, the portfolio managers maintained the view that an underweighted position was more prudent.

At the end of 2003, the yield on the High Yield Index exceeded 7.7%. Based upon this rate, high-yield bonds categorically offer very competitive yields relative to their higher-rated brethren (although they also are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.) The market responded positively to recent economic data indicating that the U.S. economy has shown signs of improvement, as a stronger corporate earnings environment is favorable for high-yield bond issuers.

EMERGING MARKETS OVERVIEW/v/
Emerging markets debt returned a strong 28.83% for the year ended December 31, 2003, as measured by the performance of the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./vi/

After a 10-month rally, the emerging markets debt market temporarily came to a halt in late June following a sell-off of U.S. Treasury bonds. Prices of U.S. Treasury bonds initially dropped in reaction to a statement from the Fed suggesting that the Fed would stick with conventional stimulative measures rather than resort to purchasing long-term U.S. Treasuries if the economy needed further stimulation. In July, U.S. Treasury bond prices plummeted further after the release of a report indicating sharply accelerating economic growth, which prompted investors to question if the Fed's rate-cutting cycle had run its course. Consequently, in July, sovereign debt markets posted negative monthly returns for the first time in 10 months.

As U.S. Treasury bond markets stabilized and investors refocused their attention on improving fundamentals in emerging market economies, the rally in sovereign debt markets resumed. As of the end of the period, the markets of all individual markets represented by the EMBI+ had generated positive total returns over the 12-month period. The sovereign debt market benefited from strong cash inflows, signs of global economic growth and stable commodity prices, including metals, gold and oil -- important drivers of export revenues for many emerging market economies.

Thank you for your investment in the Salomon Brothers Variable Series Funds Inc -- High Yield Bond Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

                           /s/ Peter J. Wilby
                           Peter J. Wilby, CFA
                           Executive Vice President

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 6 through 16 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

/i/The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
/ii/RISK: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues.
/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/v/RISK: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.
/vi/The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

The graph to the right depicts the performance of the High Yield Bond Fund -- Class I Shares versus the Citigroup High-Yield Market Index (formerly known as Salomon Smith Barney High-Yield Market Index). It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND -- CLASS I SHARES
 Comparison of $10,000 Investment in the Fund with Citigroup High-Yield Market Index
                                     [CHART]


                  High Yield Bond      Citigroup High-Yield
               Fund - Class I Shares       Market Index
               ---------------------   --------------------
      5/1/98        $10,000                   $10,000
       12/98         10,014                     9,902
       12/99         10,566                     9,775
       12/00         10,564                     9,220
       12/01         11,107                     9,723
       12/02         11,919                     9,575
    12/31/03         14,803                    12,507


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.
 Average Annual Total Returns -- Class I Shares+ (unaudited)

                Twelve Months Ended 12/31/03             24.20%
                -----------------------------------------------
                Five Years Ended 12/31/03                 8.13
                -----------------------------------------------
                5/1/98* through 12/31/03                  7.17
                -----------------------------------------------

 Cumulative Total Return -- Class I Shares+ (unaudited)

                5/1/98* through 12/31/03                 48.03%
                -----------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
* Commencement of operations.

          Schedule of Investments
          December 31, 2003


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
CORPORATE BONDS -- 75.1%
Basic Industries -- 13.9%
$125,000 Abitibi-Consolidated Inc., Debentures, 8.850% due
          8/1/30........................................... $   135,563
 175,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09.......     195,125
         Airgas, Inc.:
  25,000  9.125% due 10/1/11...............................      28,187
  50,000  Notes, 7.750% due 9/15/06........................      52,750
 175,000 AK Steel Corp., 7.875% due 2/15/09 (a)............     154,437
         Anchor Glass Container Corp., Secured Notes:
  75,000  11.000% due 2/15/13..............................      87,375
  50,000  11.000% due 2/15/13 (b)..........................      58,250
 125,000 Appleton Papers Inc., Series B, 12.500% due
          12/15/08.........................................     141,875
 150,000 Applied Extrusion Technologies Inc., Series B,
          10.750% due 7/1/11 (a)...........................     125,250
 100,000 Berry Plastics Corp., 10.750% due 7/15/12.........     115,625
 175,000 Bowater Inc., Notes, 6.500% due 6/15/13 (a).......     170,133
         Buckeye Technologies Inc., Sr. Sub. Notes:
  75,000  9.250% due 9/15/08 (a)...........................      76,313
 100,000  8.000% due 10/15/10..............................      98,500
  50,000 Compass Mineral Group, 10.000% due 8/15/11........      56,250
 200,000 Equistar Chemical, Sr. Notes, 10.625% due 5/1/11..     222,000
 150,000 Ethyl Corp., 8.875% due 5/1/10....................     161,250
         FMC Corp.:
 100,000  Notes, 7.000% due 5/15/08........................     102,500
  75,000  Secured Notes, 10.250% due 11/1/09...............      88,125
 150,000 Huntsman Advanced Materials LLC, Secured Notes,
          11.000% due 7/15/10 (b)..........................     166,500
         Huntsman International LLC:
  75,000  9.875% due 3/1/09................................      82,500
 150,000  10.125% due 7/1/09 (a)...........................     155,250
 150,000 IMCO Recycling Inc., 10.375% due 10/15/10 (b).....     154,875
 150,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11.....     169,500
  50,000 Koppers Inc., Secured Notes, 9.875% due 10/15/13
          (b)..............................................      55,375
  50,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11..      56,875
 175,000 Lyondell Chemical Co., Secured Notes, 11.125% due
          7/15/12..........................................     195,125
  75,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12.....      84,000
 160,000 Millennium America Inc., 9.250% due 6/15/08 (a)...     175,200
 150,000 Norske Skog Canada Ltd., Series D, 8.625% due
          6/15/11..........................................     158,250
 170,000 Noveon Inc., Series B, 11.000% due 2/28/11........     198,050
  50,000 OM Group Inc., 9.250% due 12/15/11................      52,250
 265,000 Plastipak Holdings Inc., 10.750% due 9/1/11.......     296,138
  75,000 Pliant Corp., Secured Notes, 11.125% due 9/1/09...      81,375
 170,000 Radnor Holdings Corp., Sr. Notes, 11.000% due
          3/15/10 (a)......................................     155,975
         Resolution Performance Products LLC:
  50,000  Sr. Notes, 9.500% due 4/15/10 (a)................      51,000
 125,000  Sr. Sub. Notes, 13.500% due 11/15/10 (a).........     109,375
         Rhodia SA:
  50,000  Sr. Notes, 7.625% due 6/1/10 (b).................      48,250
 100,000  Sr. Sub. Notes, 8.875% due 6/1/11 (a)(b).........      92,500
  75,000 Smurfit-Stone Container Corp., 8.250% due 10/1/12.      81,750
         Stone Container Corp., Sr. Notes:
  25,000  9.750% due 2/1/11................................      27,750
 100,000  8.375% due 7/1/12................................     109,000
 150,000 Tekni-Plex Inc., Secured Notes, 8.750% due
          11/15/13 (b).....................................     157,125
 150,000 Tembec Industries Inc., 8.625% due 6/30/09........     155,250
  75,000 United Agriculture Products, Sr. Notes, 8.250%
          due 12/15/11 (b).................................      77,438

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Basic Industries -- 13.9% (continued)
$ 75,000 Westlake Chemical Corp., 8.750% due 7/15/11 (b)... $    82,500
 150,000 Wolverine Tube Inc., Sr. Notes, 7.375% due 8/1/08
          (b)..............................................     139,500
                                                            -----------
                                                              5,438,184
                                                            -----------
Consumer Cyclicals -- 6.7%
 125,000 CKE Restaurants Inc., 9.125% due 5/1/09...........     128,750
 100,000 Cole National Group, Sr. Sub. Notes, 8.625% due
          8/15/07..........................................     102,500
 150,000 CSK Auto Inc., 12.000% due 6/15/06................     172,875
 125,000 Eye Care Centers of America, Inc., 9.125% due
          5/1/08...........................................     125,625
         Felcor Lodging L.P.:
  50,000  10.000% due 9/15/08..............................      54,250
  50,000  9.000% due 6/1/11................................      54,500
  50,000 Finlay Enterprises Inc., 9.000% due 5/1/08........      51,438
 150,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due
          5/1/08...........................................     156,000
  75,000 Hilton Hotels Corp., Notes, 7.625% due 12/1/12....      84,656
 150,000 HMH Properties, Inc., Series B, 7.875% due 8/1/08.     156,750
         Host Marriott L.P.:
  25,000  Series E, 8.375% due 2/15/06.....................      26,781
  50,000  Series I, 9.500% due 1/15/07.....................      55,875
 150,000 Interface Inc., Sr. Sub. Notes, Series B, 9.500%
          due 11/15/05 (a).................................     146,250
  50,000 John Q. Hammons Hotels Inc., First Mortgage,
          Series B, 8.875% due 5/15/12.....................      55,375
 125,000 Leslie's Poolmart, Sr. Notes, Series B, 10.375%
          due 7/15/08......................................     125,625
         Levi Strauss & Co.:
  50,000  Notes, 7.000% due 11/1/06 (a)....................      32,375
           Sr. Notes:
  65,000    11.625% due 1/15/08 (a)........................      42,738
 110,000    12.250% due 12/15/12 (a).......................      72,050
 125,000 Meristar Hospitality Corp., 9.125% due 1/15/11....     133,125
  50,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes,
          10.750% due 11/1/11..............................      58,750
 150,000 Prime Hospitality Corp., Sr. Sub. Notes, Series
          B, 8.375% due 5/1/12.............................     155,625
         Saks Inc.:
  50,000  9.875% due 10/1/11...............................      59,750
  35,000  7.000% due 12/1/13 (b)...........................      35,875
 200,000 Sbarro Inc., 11.000% due 9/15/09 (a)..............     159,000
  75,000 Six Flags Inc., Sr. Notes, 9.625% due 6/1/14 (b)..      78,750
 125,000 Starwood Hotels & Resorts Worldwide Inc., 7.875%
          due 5/1/12.......................................     141,250
 100,000 Tommy Hilfiger U.S.A. Inc., 6.850% due 6/1/08.....     100,750
  75,000 Tropical Sportswear International Corp., Series
          A, 11.000% due 6/15/08 (a).......................      61,125
                                                            -----------
                                                              2,628,413
                                                            -----------
Consumer Non-Cyclicals -- 15.0%
  75,000 aaiPharma Inc., 11.000% due 4/1/10................      85,500
 150,000 AdvancePCS, 8.500% due 4/1/08.....................     163,500
         Ahold Finance U.S.A. Inc.:
  25,000  6.875% due 5/1/29................................      22,438
  75,000  Notes, 8.250% due 7/15/10........................      82,125
 165,502 Ahold Lease USA Inc., 7.820% due 1/2/20...........     167,261
  75,000 American Safety Razor Co., Sr. Notes, Series B,
          9.875% due 8/1/05................................      75,375
 150,000 Ameripath Inc., 10.500% due 4/1/13 (a)............     160,500
 150,000 Ameristar Casinos Inc., 10.750% due 2/15/09.......     173,250
  58,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08.      58,290
 100,000 Argosy Gaming Co., 10.750% due 6/1/09.............     108,500
  75,000 Athena Neurosciences Finance LLC, 7.250% due
          2/21/08..........................................      67,725
 100,000 Brown Jordan International Inc., Series B,
          12.750% due 8/15/07..............................      82,500
 150,000 Coast Hotels & Casinos Inc., 9.500% due 4/1/09....     159,375
 125,000 Constellation Brands Inc., Series B, 8.125% due
          1/15/12 (a)......................................     137,500

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Consumer Non-Cyclicals -- 15.0% (continued)
$ 75,000 Dade Behring Holdings Inc., 11.910% due 10/3/10... $    86,625
  75,000 Del Monte Corp., Series B, 9.250% due 5/15/11.....      83,250
 150,000 Doane Pet Care Co., Sr. Sub. Notes, 9.750% due
          5/15/07..........................................     135,000
  75,000 Extendicare Health Services Inc., 9.500% due
          7/1/10 (a).......................................      83,625
  50,000 Fleming Cos Inc., 10.125% due 4/1/08 (c)..........      11,250
  75,000 Genesis Healthcare Corp., Sr. Sub. Notes, 8.000%
          due 10/15/13 (b).................................      78,562
  75,000 Holmes Group Inc., Series B, 9.875% due 11/15/07..      77,812
 165,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08...     167,681
 100,000 IASIS Healthcare Corp., 13.000% due 10/15/09......     113,000
 100,000 Icon Health & Fitness, 11.250% due 4/1/12.........     109,500
  75,000 Insight Health Services Corp., Series B, 9.875%
          due 11/1/11......................................      79,875
 135,000 Jafra Cosmetics International Inc., 10.750% due
          5/15/11..........................................     148,838
 100,000 Kerzner International Ltd., 8.875% due 8/15/11....     109,750
         MGM MIRAGE:
 125,000  9.750% due 6/1/07................................     143,125
  50,000  8.375% due 2/1/11 (a)............................      56,875
 150,000 Nash Finch Co., Series B, 8.500% due 5/1/08.......     150,750
  50,000 North Atlantic Trading Co., Series B, 11.000% due
          6/15/04..........................................      47,875
         Park Place Entertainment Corp.:
 100,000  Sr. Notes, 7.000% due 4/15/13....................     107,250
          Sr. Sub. Notes:
  50,000    9.375% due 2/15/07.............................      56,750
 100,000    8.125% due 5/15/11.............................     112,625
 150,000 Pinnacle Entertainment, 8.750% due 10/1/13 (a)....     153,375
  75,000 Pinnacle Foods Holding, Sr. Sub. Notes, 8.250%
          due 12/1/13 (b)..................................      78,000
 175,000 Playtex Products Inc., 9.375% due 6/1/11..........     177,625
  75,000 PPC Escrow Corp., Sr. Sub. Notes, 9.250% due
          11/15/13 (b).....................................      78,000
 125,000 Premier International Foods PLC, Sr. Notes,
          12.000% due 9/1/09...............................     137,500
         Rite Aid Corp.:
 175,000  11.250% due 7/1/08...............................     196,000
  25,000  Notes, 7.125% due 1/15/07 (a)....................      25,625
         Sealy Mattress Co., Series B:
  75,000  10.875% due 12/15/07.............................      78,188
  25,000  Sr. Sub. Notes, 9.875% due 12/15/07..............      26,000
 110,000 Station Casinos Inc., Sr. Sub. Notes, 9.875% due
          7/1/10 (a).......................................     121,550
 225,000 Swift & Co., 10.125% due 1/1/09...................     239,625
  50,000 Sybron Dental Specialties Inc., 8.125% due 6/15/12      54,625
         Tenet Healthcare Corp.:
  75,000  Notes, 7.375% due 2/1/13.........................      75,750
  75,000  Sr. Notes, 6.875% due 11/15/31...................      67,500
 125,000 Triad Hospitals Inc., Series B, 8.750% due 5/1/09.     136,094
  75,000 Turning Stone Casino Resort Enterprise, Sr.
          Notes, 9.125% due 12/15/10 (b)...................      81,937
 120,000 United Industries Corp., Sr. Sub. Notes, 9.875%
          due 4/1/09.......................................     126,300
 150,000 Valeant Pharmaceuticals International, Sr. Notes,
          7.000% due 12/15/11 (b)..........................     155,250
 175,000 Vanguard Health Systems Inc., 9.750% due 8/1/11...     190,750
 100,000 Venetian Casino Resort LLC, 11.000% due 6/15/10...     116,500
  50,000 Vicar Operating Inc., 9.875% due 12/1/09..........      55,750
                                                            -----------
                                                              5,875,801
                                                            -----------
Energy -- 8.3%
 100,000 BRL Universal Equipment 2001 A, L.P., Secured
          Notes, 8.875% due 2/15/08........................     107,750
         Dynegy Holdings Inc.:
          Debentures:
 100,000    7.125% due 5/15/18 (a).........................      86,250
 250,000    7.625% due 10/15/26 (a)........................     217,188

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Energy -- 8.3% (continued)
$150,000  Secured Notes, 9.875% due 7/15/10 (b)............ $   169,500
 300,000 EL Paso Corp., Sr. Notes, 7.800% due 8/1/31 (a)...     256,875
 225,000 Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11..     246,937
         Grey Wolf Inc.:
  17,000  8.875% due 7/1/07................................      17,595
  34,000  Series C, 8.875% due 7/1/07......................      35,190
         Hanover Compress Co.:
 150,000  Sr. Notes, 8.625% due 12/15/10...................     156,750
 125,000  Sub. Notes, zero coupon due 3/31/07..............      92,500
  35,000 Key Energy Services Inc., Series B, 14.000% due
          1/15/09..........................................      37,712
 250,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12
          (a)..............................................     285,000
 100,000 Petronas Capital Ltd., 7.875% due 5/22/22.........     119,445
 100,000 Pogo Producing Co., Sr. Sub. Notes, Series B,
          8.250% due 4/15/11...............................     112,000
         Pride International Inc., Sr. Notes:
  50,000  9.375% due 5/1/07 (a)............................      51,625
  25,000  10.000% due 6/1/09...............................      26,937
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due
          12/15/11.........................................     109,500
 100,000 Swift Energy Co., Sr. Sub. Notes, 10.250% due
          8/1/09...........................................     109,000
         Vintage Petroleum, Inc., Sr. Sub. Notes:
 100,000  9.750% due 6/30/09...............................     105,750
 100,000  7.875% due 5/15/11...............................     106,000
 125,000 Western Gas Resources, Inc., 10.000% due 6/15/09..     135,000
 170,000 Westport Resources Corp., 8.250% due 11/1/11......     187,850
         Williams Cos. Inc.:
          Notes:
  75,000    7.625% due 7/15/19.............................      78,844
 125,000    7.875% due 9/1/21..............................     132,500
  75,000    8.750% due 3/15/32.............................      85,125
 150,000  Sr. Notes, 8.625% due 6/1/10.....................     169,125
                                                            -----------
                                                              3,237,948
                                                            -----------
Financial Services -- 0.0%
 123,463 Airplanes Pass-Through Trust, Series D, 10.875%
          due 3/15/12......................................       3,704
                                                            -----------
Housing Related -- 0.9%
 125,000 Associated Materials Inc., 9.750% due 4/15/12.....     137,500
 100,000 Norcraft Cos., Sr. Sub. Notes, 9.000% due 11/1/11
          (b)..............................................     108,500
         Nortek Holdings Inc., Sr. Notes, Series B:
  25,000  9.125% due 9/1/07................................      25,969
 100,000  8.875% due 8/1/08................................     105,125
                                                            -----------
                                                                377,094
                                                            -----------
Manufacturing -- 4.9%
 125,000 Alliant Techsystems Inc., 8.500% due 5/15/11......     138,125
 150,000 Blount Inc., 13.000% due 8/1/09...................     162,375
  75,000 Case New Holland Inc., Sr. Notes, 9.250% due
          8/1/11 (b).......................................      84,375
  50,000 Fedders North America Inc., 9.375% due 8/15/07....      50,500
  75,000 Flowserve Corp., 12.250% due 8/15/10 (a)..........      87,375
 150,000 General Binding Corp., 9.375% due 6/1/08..........     152,250
  75,000 Keystone Automotive Operations, 9.750% due
          11/1/13 (b)......................................      81,000
 100,000 L-3 Communications Corp., 7.625% due 6/15/12......     108,875
 125,000 Motors & Gears Inc., Sr. Notes, Series D, 10.750%
          due 11/15/06.....................................     106,875
  50,000 NMHG Holding Co., 10.000% due 5/15/09.............      55,500
 125,000 Rexnord Corp., 10.125% due 12/15/12...............     137,500
  75,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09.........      83,062

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Manufacturing -- 4.9% (continued)
$200,000 TD Funding Corp., 8.375% due 7/15/11.............. $   213,750
         Tenneco Automotive Inc., Series B:
  75,000  11.625% due 10/15/09 (a).........................      81,375
  50,000  Secured Notes, 10.250% due 7/15/13...............      57,125
  75,000 Terex Corp., Series B, 10.375% due 4/1/11.........      84,375
 100,000 TRW Automotive Inc., Sr. Notes, 9.375% due 2/15/13     114,750
 125,000 Wesco Distribution Inc., Series B, 9.125% due
          6/1/08...........................................     130,000
                                                            -----------
                                                              1,929,187
                                                            -----------
Media -- 8.3%
         Charter Communications Holdings, LLC.:
          Sr. Discount Notes:
 100,000    Zero coupon until 1/15/05, (11.750%
            thereafter), due 1/15/10 (d)...................      82,000
 125,000    Zero coupon until 1/15/06, (13.500%
            thereafter), due 1/15/11 (d)...................      93,750
 145,000    Zero coupon until 4/1/04, (9.920% thereafter),
            due 4/1/11 (a)(d)..............................     124,700
 325,000    Zero coupon until 5/15/06, (11.750%
            thereafter), due 5/15/11 (d)...................     219,375
  35,000    Zero coupon until 1/15/07, (12.125%
            thereafter), due 1/15/12 (d)...................      21,700
          Sr. Notes:
 100,000    8.250% due 4/1/07 (a)..........................      94,500
  25,000    10.000% due 5/15/11............................      21,875
         CSC Holdings Inc., Sr. Sub. Debentures:
 125,000  9.875% due 2/15/13 (a)...........................     131,250
  75,000  10.500% due 5/15/16..............................      86,250
 125,000 Dex Media East Inc., Discount Notes, (zero coupon
          until 11/15/08, 9.000% thereafter), due 11/15/13
          (b)(d)...........................................      88,750
  25,000 Dex Media East LLC, 9.875% due 11/15/09...........      28,750
  75,000 Dex Media Finance West, Sr. Notes, 8.500% due
          8/15/10 (b)......................................      83,906
  75,000 DIRECTV Holdings LLC, Sr. Notes, 8.375% due
          3/15/13..........................................      87,375
         EchoStar DBS Corp., Sr. Notes:
 200,000  10.375% due 10/1/07..............................     220,250
  49,000  9.125% due 1/15/09...............................      55,064
  75,000 Granite Broadcasting, Secured Notes, 9.750% due
          12/1/10 (b)......................................      75,187
  75,000 Houghton Mifflin Co., Sr. Discount Notes, (zero
          coupon until 10/15/08, 11.500% thereafter), due
          10/15/13 (b)(d)..................................      47,813
         Insight Midwest L.P., Sr. Notes:
  25,000  9.750% due 10/1/09 (a)...........................      26,563
 110,000  10.500% due 11/1/10 (a)..........................     120,175
 100,000 Interep National Radio Sales, Series B, 10.000%
          due 7/1/08.......................................      89,000
  80,000 Mediacom Broadband LLC, 11.000% due 7/15/13 (a)...      90,200
 150,000 Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)...     159,750
 215,000 Nexstar Finance Holdings LLC, Sr. Discount Notes,
          (zero coupon until 4/1/08, 11.375%
          thereafter), due 4/1/13 (d)......................     158,294
 100,000 Nextmedia Operating Inc., 10.750% due 7/1/11......     114,000
  75,000 R.H. Donnelley Finance Corp. I, 10.875% due
          12/15/12 (b).....................................      89,344
 125,000 Radio One Inc., Series B, 8.875% due 7/1/11.......     138,437
 150,000 Spanish Broadcasting System, Inc., 9.625% due
          11/1/09..........................................     160,875
         Telewest Communications PLC, Sr. Discount Notes:
  75,000  Zero coupon until 4/15/04, (9.250% thereafter),
            due 4/15/09 (a)(d).............................      39,375
  75,000  Zero coupon until 2/1/05, (11.375% thereafter),
            due 2/1/10 (a)(d)..............................      37,125
  25,000 Vertis Inc., Secured Notes, 9.750% due 4/1/09.....      27,281
  50,000 Vivendi Universal SA, Sr. Notes, 9.250% due
          4/15/10 (b)......................................      59,500
         Yell Finance BV:
 130,000  Sr. Discount Notes, (zero coupon until 8/1/06,
            13.500% thereafter), due 8/1/11 (d)............     120,250
  23,000  Sr. Notes, 10.750% due 8/1/11 (a)................      27,025

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Media -- 8.3% (continued)
$200,000 Young Broadcasting Inc., 10.000% due 3/1/11 (a)... $   216,500
                                                            -----------
                                                              3,236,189
                                                            -----------
Services/Other -- 2.2%
         Allied Waste North America Inc., Series B:
  50,000  8.875% due 4/1/08................................      56,250
 200,000  10.000% due 8/1/09 (a)...........................     217,000
  50,000  9.250% due 9/1/12................................      57,000
  50,000 Brand Services Inc., 12.000% due 10/15/12.........      58,063
         Iron Mountain Inc.:
  16,000  8.125% due 5/15/08...............................      16,700
  75,000  8.625% due 4/1/13................................      81,375
  50,000  7.750% due 1/15/15...............................      52,625
  75,000 Mail-Well I Corp., 9.625% due 3/15/12.............      83,625
  50,000 Mail-Well Inc., Series B, 8.750% due 12/15/08 (a).      50,125
         Muzak LLC:
  50,000  9.875% due 3/15/09 (a)...........................      48,562
  50,000  Sr. Notes, 10.000% due 2/15/09...................      53,500
 125,000 Safety-Kleen Services Inc., 9.250% due 6/1/08 (c).         313
  75,000 SITEL Corp., 9.250% due 3/15/06...................      73,875
                                                            -----------
                                                                849,013
                                                            -----------
Technology -- 1.7%
 150,000 Infousa Inc., Sr. Sub. Notes, 9.500% due 6/15/08..     158,250
 300,000 Lucent Technologies Inc., Debentures, 6.450% due
          3/15/29..........................................     237,375
  75,000 Seagate Technology HDD Holdings, 8.000% due
          5/15/09..........................................      81,187
 150,000 Sensus Metering Systems, Sr. Sub. Notes, 8.625%
          due 12/15/13 (b).................................     154,688
  25,000 Unisys Corp., Sr. Notes, 7.875% due 4/1/08 (a)....      26,031
                                                            -----------
                                                                657,531
                                                            -----------
Telecommunications -- 7.4%
 125,000 ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11
          (b)..............................................     140,000
 169,777 Alamosa Delware Inc., (zero coupon until 7/31/05,
          12.000% thereafter), due 7/31/09 (d).............     153,649
 185,000 American Tower Corp., Sr. Notes, 9.375% due
          2/1/09 (a).......................................     197,950
  40,000 American Tower Escrow Corp., Discount Notes, zero
          coupon due 8/1/08................................      27,800
 125,000 Cincinnati Bell Inc., Sr. Sub. Notes, 8.375% due
          1/15/14 (b)......................................     135,000
         Crown Castle International Corp., Sr. Notes:
  50,000  9.000% due 5/15/11 (a)...........................      53,625
  75,000  9.375% due 8/1/11................................      83,625
  90,000  10.750% due 8/1/11 (a)...........................     101,700
 100,000  7.500% due 12/1/13 (b)...........................     101,000
 125,000 Dobson Communications Corp., Sr. Notes, 10.875%
          due 7/1/10.......................................     136,875
         Nextel Communications Inc., Sr. Notes:
 185,000  9.375% due 11/15/09 (a)..........................     202,575
 150,000  6.875% due 10/31/13..............................     159,375
  25,000  7.375% due 8/1/15................................      27,000
         Qwest Corp.:
 100,000  Debentures, 8.875% due 6/1/31....................     105,500
 150,000  Notes, 9.125% due 3/15/12 (b)(d).................     172,875
         Qwest Services Corp., Notes:
 375,000  13.500% due 12/15/10 (b).........................     457,500
  27,000  14.000% due 12/15/14 (b).........................      34,492
 225,000 SBA Communications Corp., Sr. Notes, 10.250% due
          2/1/09...........................................     222,187
 125,000 SBA Telecommunications Inc., Sr. Discount Notes,
          (zero coupon until 12/15/07, 9.750%
          thereafter), due 12/15/11 (b)....................      88,750
  75,000 Spectrasite Inc., Sr. Notes, 8.250% due 5/15/10...      80,438

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
Telecommunications -- 7.4% (continued)
$100,000 Triton PCS Inc., Sr. Notes, 8.500% due 6/1/13..... $   108,000
 125,000 Western Wireless Corp., Sr. Notes, 9.250% due
          7/15/13..........................................     132,500
                                                            -----------
                                                              2,922,416
                                                            -----------
Transportation -- 0.7%
         Continental Airlines, Inc., Pass Thru
          Certificates:
 100,000  7.250% due 11/1/05...............................      95,435
 104,896  6.541% due 9/15/08...............................      98,605
  50,000 General Maritime Corp., Sr. Notes, 10.000% due
          3/15/13..........................................      56,688
  25,000 Petro Stopping Centers L.P., Sr. Notes, 10.500%
          due 2/1/07.......................................      25,500
                                                            -----------
                                                                276,228
                                                            -----------
Utilities -- 5.1%
         The AES Corp.:
  50,000  Sr. Notes, 9.375% due 9/15/10 (a)................      55,688
          Sr. Sub. Notes:
  25,000    8.375% due 8/15/07 (a).........................      25,437
  50,000    8.500% due 11/1/07 (a).........................      51,000
 126,000 Allegheny Energy Supply Statutory Trust 2001,
          Secured Notes, 10.250% due 11/15/07 (b)..........     131,670
         Avon Energy Partners Holdings:
 175,000  Notes, 6.460% due 3/4/08 (b).....................     167,563
  75,000  Sr. Notes, 7.050% due 12/11/07 (b)...............      71,812
 275,000 Calpine Canada Energy Finance ULC, 8.500% due
          5/1/08...........................................     220,687
         Calpine Corp.:
 125,000  Secured Notes, 8.500% due 7/15/10 (b)............     122,500
          Sr. Notes:
  50,000    7.875% due 4/1/08 (a)..........................      39,250
  50,000    7.750% due 4/15/09 (a).........................      38,750
  25,000    8.625% due 8/15/10 (a).........................      19,625
  50,000    8.500% due 2/15/11 (a).........................      39,813
         Edison Mission Energy, Sr. Notes:
  25,000  10.000% due 8/15/08..............................      26,063
 125,000  7.730% due 6/15/09...............................     119,687
 175,000  9.875% due 4/15/11...............................     182,875
         Mirant Americas Generation Inc., Sr. Notes:
  50,000  7.625% due 5/1/06 (c)............................      42,500
 125,000  9.125% due 5/1/31 (c)............................     106,250
 225,000 NRG Energy Inc., Secured Notes, 8.000% due
          12/15/13 (b).....................................     237,656
         Reliant Resources Inc., Secured Notes:
 150,000  9.250% due 7/15/10 (b)...........................     159,750
 125,000  9.500% due 7/15/13 (b)...........................     134,375
                                                            -----------
                                                              1,992,951
                                                            -----------
         TOTAL CORPORATE BONDS (Cost -- $27,768,187).......  29,424,659
                                                            -----------

CONVERTIBLE CORPORATE BONDS -- 0.3%
Technology -- 0.2%
 100,000 Sanmina-SCI Corp., Sub. Debentures, zero coupon
          due 9/12/20......................................      51,250
                                                            -----------
Telecommunications -- 0.1%
  50,000 American Tower Corp., Notes, 5.000% due 2/15/10...      47,875
                                                            -----------
         TOTAL CONVERTIBLE CORPORATE BONDS (Cost
         -- $67,954).......................................      99,125
                                                            -----------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                      Security                          Value
-----------------------------------------------------------------------
SOVEREIGN BONDS -- 18.1%
Argentina -- 0.2%
$120,000 Republic of Argentina, 6.000% due 3/31/23 (c)..... $    59,400
                                                            -----------
Brazil -- 4.8%
         Federal Republic of Brazil:
  63,461  2.000% due 4/15/09...............................      59,416
  64,708  2.063% due 4/15/09...............................      61,392
 550,000  2.063% due 4/15/12...............................     499,125
 929,715  8.000% due 4/15/14...............................     915,769
  25,000  10.125% due 5/15/27..............................      26,625
 200,000  12.250% due 3/6/30...............................     250,000
  75,000  11.000% due 8/17/40..............................      82,687
                                                            -----------
                                                              1,895,014
                                                            -----------
Bulgaria -- 0.4%
         Republic of Bulgaria:
  75,000  8.250% due 1/15/15...............................      88,312
  50,000  Series A, 1.938% due 7/28/24.....................      49,625
                                                            -----------
                                                                137,937
                                                            -----------
Colombia -- 0.9%
         Republic of Colombia:
 100,000  9.750% due 4/23/09...............................     110,700
  75,000  10.000% due 1/23/12..............................      82,313
 100,000  10.750% due 1/15/13..............................     114,000
  50,000  10.375% due 1/28/33..............................      53,875
                                                            -----------
                                                                360,888
                                                            -----------
Costa Rica -- 0.2%
         Republic of Costa Rica:
  25,000  6.914% due 1/31/08 (b)...........................      26,750
  50,000  8.050% due 1/31/13 (b)...........................      53,875
                                                            -----------
                                                                 80,625
                                                            -----------
Ecuador -- 0.7%
 275,000 Republic of Ecuador, 12.000% due 11/15/12.........     269,500
                                                            -----------
El Salvador -- 0.3%
 125,000 Republic of El Salvador, 7.750% due 1/24/23.......     131,875
                                                            -----------
Malaysia -- 0.1%
  50,000 Republic of Malaysia, 7.500% due 7/15/11..........      59,236
                                                            -----------
Mexico -- 3.1%
         United Mexican States:
 230,000  11.375% due 9/15/16..............................     326,600
  25,000  8.125% due 12/30/19..............................      28,000
 225,000  11.500% due 5/15/26..............................     326,250
 370,000  8.300% due 8/15/31...............................     416,250
 125,000  7.500% due 4/8/33................................     129,375
                                                            -----------
                                                              1,226,475
                                                            -----------
Panama -- 0.8%
         Republic of Panama:
 175,000  8.875% due 9/30/27...............................     184,625
  50,000  9.375% due 4/1/29................................      56,500
  85,907  PDI, 1.938% due 7/17/16..........................      74,739
                                                            -----------
                                                                315,864
                                                            -----------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Face
 Amount                       Security                         Value
-----------------------------------------------------------------------
Peru -- 0.6%
          Republic of Peru:
 $ 50,000  9.125% due 2/21/12............................... $   56,000
  100,000  9.875% due 2/6/15................................    116,500
   23,500  5.000% due 3/7/17................................     21,855
   25,000  FLIRB, 4.500% due 3/7/17.........................     22,375
                                                             ----------
                                                                216,730
                                                             ----------
Philippines -- 0.8%
          Republic of Philippines:
   37,500  2.063% due 6/1/08................................     34,781
   50,000  9.000% due 2/15/13...............................     52,875
  125,000  9.375% due 1/18/17...............................    135,312
   75,000  10.625% due 3/16/25..............................     83,812
                                                             ----------
                                                                306,780
                                                             ----------
Russia -- 3.7%
          Russian Federation:
   25,000  10.000% due 6/26/07..............................     29,313
  565,000  8.250% due 3/31/10...............................    632,800
   75,000  11.000% due 7/24/18..............................    101,437
  700,000  5.000% due 3/31/30...............................    674,625
                                                             ----------
                                                              1,438,175
                                                             ----------
Turkey -- 0.8%
          Republic of Turkey:
  125,000  11.500% due 1/23/12..............................    159,688
   25,000  11.000% due 1/14/13..............................     31,438
  100,000  11.875% due 1/15/30..............................    136,000
                                                             ----------
                                                                327,126
                                                             ----------
Venezuela -- 0.7%
  285,707 Republic of Venezuela, 2.125% due 12/18/07........    272,136
                                                             ----------
          TOTAL SOVEREIGN BONDS (Cost -- $6,342,750)........  7,097,761
                                                             ----------

LOAN PARTICIPATIONS (d)(e) -- 0.9%
  345,031 Kingdom of Morocco, Tranche A, 2.031% due 1/2/09
           (CS First Boston Corp., Merrill Lynch, Pierce,
           Fenner & Smith Inc., J.P. Morgan Chase & Co. and
           UBS Financial Services Inc.) (Cost -- $326,114)..    339,856
                                                             ----------

 Shares
----------
COMMON STOCK (f) -- 1.2%
    4,310 ContinentalAFA Dispensing Co. (g).................     23,705
    2,972 NTL Inc. (a)......................................    207,297
    2,528 SpectraSite, Inc..................................     87,848
   17,531 UnitedGlobalCom, Class A Shares (a)...............    148,660
                                                             ----------
          TOTAL COMMON STOCK (Cost -- $420,676).............    467,510
                                                             ----------

ESCROW SHARES (f)(g) -- 0.0%
  100,000 BREED Technologies Inc., 9.250% due 4/15/08 (c)...          0
  125,000 Imperial Sugar Co.................................          0
   75,000 Pillowtex Corp....................................          0
   52,961 Vlassic Foods International Inc., Sr. Sub. Notes,
           Series B, 10.250% due 7/1/09.....................      4,766
                                                             ----------
          TOTAL ESCROW SHARES (Cost -- $0)..................      4,766
                                                             ----------

                      See Notes to Financial Statements.

         Schedule of Investments
         December 31, 2003 (continued)


  Shares                       Security                          Value
-------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
       214 Alamosa Holdings Inc., Series B, 7.500% due
            7/31/13.......................................... $    66,225
     3,550 CSC Holdings Inc., Series M, 11.125% due 4/1/08...     373,638
           TCR Holding Corp.:
       219  Class B Shares (g)...............................           0
       121  Class C Shares (g)...............................           0
       318  Class D Shares (g)...............................           0
       658  Class E Shares (g)...............................           1
                                                              -----------
           TOTAL PREFERRED STOCK (Cost -- $370,127)..........     439,864
                                                              -----------

 Warrants
-----------
WARRANTS (f) -- 0.0%
        40 American Tower Escrow Corp. (Exercise price of
            $0.01 per share expiring 8/1/08. Each warrant
            exercisable for 14.10 shares of common stock.)...       5,020
   114,832 ContiFinancial Corp., Units of Interest,
            (Represents interests in a trust in the
            liquidation of ContiFinancial Corp. and its
            affiliates.).....................................       1,722
       504 Pillowtex Corp., Expire 11/24/09 (g)..............           0
                                                              -----------
           TOTAL WARRANTS (Cost -- $4,707)...................       6,742
                                                              -----------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 3.3%
$1,305,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds at
            maturity -- $1,305,059; (Fully collateralized by
            U.S. Treasury Strips, due 11/15/21 to 11/15/26;
            Market value -- $1,344,150) (Cost -- $1,305,000).   1,305,000
                                                              -----------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $36,605,515*) $39,185,283
                                                              ===========

--------
(a) All or a portion of this security is on loan (See Note 5).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
(d) Rate shown reflects rate in effect at December 31, 2003 on instrument with variable rates or step coupon rates.
(e) Participation interest acquired through financial institutions indicated parenthetically.
(f) Non-income producing security.
(g) Security is valued in accordance with fair valuation procedures.
*  Aggregate cost for Federal income tax purposes is $36,624,022.

   Abbreviations used in this schedule:
   FLIRB -- Front-Loaded Interest Reduction Bond
   PDI    -- Past Due Interest

                      See Notes to Financial Statements.

         Loaned Securities Collateral
         December 31, 2003


   Face
  Amount                       Security                         Value
------------------------------------------------------------------------
$5,251,004 State Street Navigator Securities Lending Trust
           Prime Portfolio (Cost -- $5,251,004).............. $5,251,004
                                                              ==========

                      See Notes to Financial Statements.

         Statement of Assets and Liabilities
         December 31, 2003

ASSETS:
  Investments, at value (Cost -- $36,605,515).......................... $39,185,283
  Loaned securities collateral, at value (Cost -- $5,251,004) (Note 5).   5,251,004
  Cash.................................................................         395
  Dividends and interest receivable....................................     780,782
  Receivable for Fund shares sold......................................      48,097
  Receivable for securities sold.......................................         919
                                                                        -----------
  Total Assets.........................................................  45,266,480
                                                                        -----------
LIABILITIES:
  Payable for loaned securities collateral (Note 5)....................   5,251,004
  Payable for securities purchased.....................................     109,644
  Payable for Fund shares reacquired...................................      40,352
  Management fee payable...............................................      18,817
  Administration fee payable...........................................       1,652
  Accrued expenses.....................................................      46,457
                                                                        -----------
  Total Liabilities....................................................   5,467,926
                                                                        -----------
Total Net Assets....................................................... $39,798,554
                                                                        ===========
NET ASSETS:
  Par value of capital shares.......................................... $     4,204
  Capital paid in excess of par value..................................  38,107,094
  Undistributed net investment income..................................      13,572
  Accumulated net realized loss from investment transactions...........    (906,084)
  Net unrealized appreciation of investments...........................   2,579,768
                                                                        -----------
Total Net Assets....................................................... $39,798,554
                                                                        ===========
Shares Outstanding -- Class I Shares...................................   4,203,600
                                                                        -----------
Net Asset Value -- Class I Shares......................................       $9.47
                                                                        -----------

                      See Notes to Financial Statements.

         Statement of Operations
          For the Year Ended December 31, 2003

INVESTMENT INCOME:
  Interest....................................................................... $ 2,653,606
                                                                                  -----------
EXPENSES:
  Management fee (Note 2)........................................................     224,722
  Custody........................................................................      46,824
  Audit and legal................................................................      40,011
  Shareholder communications.....................................................      38,999
  Administration fee (Note 2)....................................................      14,982
  Directors' fees................................................................      10,501
  Registration fees..............................................................         500
  Shareholder servicing fees.....................................................         120
  Other..........................................................................       5,001
                                                                                  -----------
  Total Expenses.................................................................     381,660
  Less: Management fee waiver (Note 2)...........................................     (82,031)
                                                                                  -----------
  Net Expenses...................................................................     299,629
                                                                                  -----------
Net Investment Income............................................................   2,353,977
                                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions (excluding short-term investments):
   Proceeds from sales...........................................................  14,204,912
   Cost of securities sold.......................................................  13,350,555
                                                                                  -----------
  Net Realized Gain..............................................................     854,357
                                                                                  -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year.............................................................    (507,984)
   End of year...................................................................   2,579,768
                                                                                  -----------
  Increase in Net Unrealized Appreciation........................................   3,087,752
                                                                                  -----------
Net Gain on Investments..........................................................   3,942,109
                                                                                  -----------
Increase in Net Assets From Operations........................................... $ 6,296,086
                                                                                  ===========

                      See Notes to Financial Statements.

         Statements of Changes in Net Assets
         For the Years Ended December 31,


                                                                           2003          2002
                                                                       ------------  -----------
OPERATIONS:
 Net investment income................................................ $  2,353,977  $ 1,492,986
 Net realized gain (loss).............................................      854,357     (644,604)
 Increase in net unrealized appreciation..............................    3,087,752      417,889
                                                                       ------------  -----------
 Increase in Net Assets From Operations...............................    6,296,086    1,266,271
                                                                       ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................................   (2,369,749)  (1,448,899)
                                                                       ------------  -----------
 Decrease in Net Assets From Distributions to Shareholders............   (2,369,749)  (1,448,899)
                                                                       ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares.....................................   30,086,573   14,394,686
 Net asset value of shares issued for reinvestment of dividends.......    2,369,749    1,448,899
 Cost of shares reacquired............................................  (17,053,333)  (8,919,296)
                                                                       ------------  -----------
 Increase in Net Assets From Fund Share Transactions..................   15,402,989    6,924,289
                                                                       ------------  -----------
Increase in Net Assets................................................   19,329,326    6,741,661

NET ASSETS:
 Beginning of year....................................................   20,469,228   13,727,567
                                                                       ------------  -----------
 End of year*......................................................... $ 39,798,554  $20,469,228
                                                                       ============  ===========
* Includes undistributed net investment income of:....................      $13,572      $43,304
                                                                       ============  ===========

                      See Notes to Financial Statements.

         Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc ("Company"); its primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and six other investment funds: Salomon Brothers Variable All Cap Fund (formerly known as Salomon Brothers Variable Capital Fund), Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Large Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund and Salomon Brothers Variable Strategic Bond Fund. The financial statements and financial highlights for the other investment funds are presented in separate shareholder reports. The Fund and each of the investment funds of the Company are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles ("GAAP") and are as follows: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $13,960 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risk not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

         Notes to Financial Statements
         (continued)


2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2003, the Fund had a voluntary expense limitation in place of 1.00% of the Fund's average daily net assets, resulting in waived management fees of $82,031. This expense limitation can be terminated at any time by SBAM.

Effective January 24, 2003, the Fund entered into a new administration agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. As compensation for its services, the Fund pays SBFM an administration fee calculated at an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Prior to January 24, 2003, SBAM served as administrator to the Fund. As compensation for its services, the Fund paid SBAM an administration fee calculated at an annual rate of 0.05% of The Fund's average daily net assets. This fee was calculated daily and paid monthly. SBAM had delegated its responsibilities as administrator to SBFM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor.

The Fund has adopted a Rule 12b-1 Distribution Plan for Class II shares. Under the plan, Class II shares of the Fund are subject to a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.

For the year ended December 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases......................................................... $28,392,146
                                                                   ===========
Sales............................................................. $14,204,912
                                                                   ===========

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation..................................... $3,060,986
Gross unrealized depreciation.....................................   (499,725)
                                                                   ----------
Net unrealized appreciation....................................... $2,561,261
                                                                   ==========

         Notes to Financial Statements
         (continued)


4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5. Lending of Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2003, the Fund had loaned securities having a market value of $5,157,260. The Fund received cash collateral amounting to $5,251,004 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2003 was $7,422.

6. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2003, the Fund held loan participations with a total cost of $326,114.

7. Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2003, the commitment fee allocated to the Fund was $850. Since the line of credit was established there have been no borrowings.

8. Capital Stock

At December 31, 2003, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

         Notes to Financial Statements
         (continued)


Transactions in Class I shares were as follows:

                                               Year Ended        Year Ended
                                            December 31, 2003 December 31, 2002
                                            ----------------- -----------------
 Shares sold...............................     3,305,612         1,727,321
 Shares issued on reinvestment of dividends       250,811           178,876
 Shares reacquired.........................    (1,876,980)       (1,071,552)
                                               ----------        ----------
 Net Increase..............................     1,679,443           834,645
                                               ==========        ==========

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2003, the Fund had not issued any Class II shares.

9. Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $888,000 of unused capital loss carryforwards available to offset future capital gains, expiring on December 31, 2010. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                  2003         2002
                                               ----------  -----------
        Undistributed ordinary income......... $   13,572  $    43,304
                                               ==========  ===========
        Accumulated capital losses............ $ (887,577) $(1,719,253)
                                               ==========  ===========
        Unrealized appreciation (depreciation) $2,561,261  $  (541,316)
                                               ==========  ===========

At December 31, 2003 and December 31, 2002, the differences between book basis and tax basis unrealized appreciation and depreciation were attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                        2003       2002
                                     ---------- ----------
                     Ordinary income $2,369,749 $1,448,899
                                     ========== ==========

11. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by

         Notes to Financial Statements
         (continued)

an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is PFPC Inc., which is not affiliated with CAM.

         Financial Highlights

For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                                   Class I
                                                 ------------------------------------------
                                                   2003     2002     2001     2000    1999
                                                 -------  -------  -------  ------   ------
Net Asset Value, Beginning of Year..............   $8.11    $8.13    $8.39   $9.22    $9.58
                                                 -------  -------  -------  ------   ------
Income (Loss) From Operations:
  Net investment income (1).....................    0.72     0.73     0.68    0.83     0.88
  Net realized and unrealized gain (loss).......    1.24    (0.14)   (0.25)  (0.83)   (0.35)
                                                 -------  -------  -------  ------   ------
Total Income From Operations....................    1.96     0.59     0.43      --     0.53
                                                 -------  -------  -------  ------   ------
Less Distributions From:
  Net investment income.........................   (0.60)   (0.61)   (0.69)  (0.83)   (0.88)
  Capital.......................................      --       --       --      --    (0.01)
                                                 -------  -------  -------  ------   ------
Total Distributions.............................   (0.60)   (0.61)   (0.69)  (0.83)   (0.89)
                                                 -------  -------  -------  ------   ------
Net Asset Value, End of Year....................   $9.47    $8.11    $8.13   $8.39    $9.22
                                                 =======  =======  =======  ======   ======
Total Return (2)................................   24.20%    7.31%    5.14%  (0.02)%   5.56%
Net Assets, End of Year (000s).................. $39,799  $20,469  $13,728  $9,517   $7,940
Ratios to Average Net Assets:
  Expenses (1)(3)...............................    1.00%    1.00%    1.00%   1.00%    1.00%
  Net investment income.........................    7.86     8.97     9.13   10.19     9.56
Portfolio Turnover Rate.........................      50%      99%      88%     53%      58%

--------
(1) SBAM has waived all or a portion of its management fee for the five years ended December 31, 2003. In addition, SBAM has reimbursed the Fund for expenses of $2,475 and $3,983 for the years ended December 31, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

         Decreases to         Expense Ratios
     Net Investment Income  Without Fee Waivers
           Per Share       and/or Reimbursements
     --------------------- ---------------------
2003         $0.03                 1.27%
2002          0.04                 1.52
2001          0.04                 1.57
2000          0.06                 1.78
1999          0.07                 1.80

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

         Report of Independent Auditors

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund (the "Fund", a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2004

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

                                                                                               Number of
                                                                          Principal           Portfolios
                                                  Term of Office*       Occupation(s)       in Fund Complex   Other Board
                                 Position(s) Held  and Length of         During Past           Overseen       Memberships
Name, Address and Age              with Company     Time Served          Five Years           by Director   Held by Director
---------------------            ---------------- --------------- ------------------------- --------------- -----------------
Non-Interested Directors:
Carol L. Colman                      Director          Since      President, Colman               35              None
Colman Consulting Co.                                  1998       Consulting Co.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin                     Director          Since      Associate General               32              None
Pfizer Inc.                                            1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Leslie H. Gelb                       Director          Since      President Emeritus and          32        Director of 2
The Council on Foreign Relations                       2002       Senior Board Fellow, The                  registered
58 East 68th Street                                               Council on Foreign                        investment
New York, NY 10021                                                Relations; formerly,                      companies
Age 66                                                            Columnist, Deputy                         advised by
                                                                  Editorial Page Editor,                    Advantage
                                                                  Op-Ed Page, The New                       Advisers, Inc.
                                                                  York Times                                ("Advantage")

William R. Hutchinson                Director          Since      President, W.R.                 42        Director,
535 N. Michigan                                        2003       Hutchinson & Associates                   Associated Banc-
Suite 1012                                                        Inc. (consultant);                        Corp.
Chicago, IL 60611                                                 formerly Group Vice
Age 61                                                            President, Mergers and
                                                                  Acquisitions, BP p.l.c.

Dr. Riordan Roett                    Director          Since      Professor and Director,         32        Director, The
The Johns Hopkins University                           2002       Latin American Studies                    Latin America
1740 Massachusetts Ave., NW                                       Program, Paul H. Nitze                    Equity Fund, Inc.
Washington, DC 20036                                              School of Advanced
Age 66                                                            International Studies,
                                                                  The Johns Hopkins
                                                                  University

Jeswald W. Salacuse                  Director          Since      Henry J. Braker Professor       32        Director of 2
Tufts University -- The Fletcher                       2002       of Commercial Law and                     registered
School of Law & Diplomacy                                         formerly Dean, The                        investment
160 Packard Avenue                                                Fletcher School of Law &                  companies
Medford, MA 02155                                                 Diplomacy, Tufts                          advised by
Age 66                                                            University                                Advantage

          Additional Information
          (unaudited) (continued)

                                                                                            Number of
                                                                      Principal            Portfolios
                                              Term of Office*       Occupation(s)        in Fund Complex   Other Board
                             Position(s) Held  and Length of         During Past            Overseen       Memberships
Name, Address and Age          with Company     Time Served          Five Years            by Director   Held by Director
---------------------        ---------------- --------------- -------------------------- --------------- ----------------
Interested Director:
R. Jay Gerken, CFA**         Chairman,             Since      Managing Director of             221             None
Citigroup Asset Management   President and         2002       Citigroup Global Markets
("CAM")                      Chief Executive                  Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor   Officer                          President and Chief
New York, NY 10022                                            Executive Officer of
Age 52                                                        Smith Barney Fund
                                                              Management LLC
                                                              ("SBFM"), Travelers
                                                              Investment Adviser, Inc.
                                                              ("TIA") and Citi Fund
                                                              Management Inc.
                                                              ("CFM"); President and
                                                              Chief Executive Officer of
                                                              certain mutual funds
                                                              associated with Citigroup
                                                              Inc. ("Citigroup");
                                                              Formerly, Portfolio
                                                              Manager of Smith Barney
                                                              Allocation Series Inc.
                                                              (from 1996 to 2001) and
                                                              Smith Barney Growth
                                                              and Income Fund (from
                                                              1996 to 2000)

Officers:
Andrew B. Shoup              Treasurer***          Since      Director of CAM; Senior          N/A             N/A
CAM                          Senior Vice           2004       Vice President and Chief
125 Broad Street, 10th Floor President and         Since      Administrative Officer of
New York, NY 10004           Chief                 2003       mutual funds associated
Age 47                       Administrative                   with Citigroup; Treasurer
                             Officer                          of certain mutual funds
                                                              associated with Citigroup;
                                                              Head of International
                                                              Funds Administration of
                                                              CAM (from 2001 to
                                                              2003); Director of Global
                                                              Funds Administration of
                                                              CAM (from 2000 to
                                                              2001); Head of U.S.
                                                              Citibank Funds
                                                              Administration of CAM
                                                              (from 1998 to 2000)

Alan J. Blake                Executive Vice        Since      Managing Director of             N/A             N/A
CAM                          President             2002       Salomon Brothers Asset
399 Park Avenue, 4th Floor                                    Management Inc
New York, NY 10022                                            ("SBAM")
Age 53

         Additional Information
         (unaudited) (continued)


                                                                                        Number of
                                                                     Principal         Portfolios
                                                Term of Office*    Occupation(s)     in Fund Complex   Other Board
                               Position(s) Held  and Length of      During Past         Overseen       Memberships
Name, Address and Age            with Company     Time Served       Five Years         by Director   Held by Director
---------------------          ---------------- --------------- -------------------- --------------- ----------------
James E. Craige, CFA            Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 37

John B. Cunningham, CFA         Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 39

John G. Goode                   Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 59

Peter J. Hable                  Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            2002       SBAM
One Sansome Street, 36th Floor
San Francisco, CA 94104
Age 45

Roger M. Lavan, CFA             Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA             Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 43

Peter J. Wilby, CFA             Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 45

George J. Williamson            Executive Vice       Since      Managing Director of       N/A             N/A
CAM                             President            1998       SBAM
399 Park Avenue, 4th Floor
New York, NY 10022
Age 69

         Additional Information
         (unaudited) (continued)

                                                                                                   Number of
                                                                             Principal            Portfolios
                                                     Term of Office*       Occupation(s)        in Fund Complex   Other Board
                                    Position(s) Held  and Length of         During Past            Overseen       Memberships
Name, Address and Age                 with Company     Time Served          Five Years            by Director   Held by Director
---------------------               ---------------- --------------- -------------------------- --------------- ----------------

Andrew Beagley                       Vice President       Since      Director of CGM (since           N/A             N/A
CAM                                  and Chief            2002       2000); Director of
399 Park Avenue, 4th Floor           Anti-Money                      Compliance, North
New York, NY 10022                   Laundering                      America, CAM (since
Age 40                               Compliance                      2000); Chief Anti-Money
                                     Officer                         Laundering Compliance
                                                                     Officer and Vice President
                                                                     of certain mutual funds
                                                                     associated with Citigroup;
                                                                     Director of Compliance,
                                                                     Europe, the Middle East
                                                                     and Africa, CAM (from
                                                                     1999 to 2000);
                                                                     Compliance Officer,
                                                                     Salomon Brothers Asset
                                                                     Management Limited,
                                                                     Smith Barney Global
                                                                     Capital Management Inc.,
                                                                     Salomon Brothers Asset
                                                                     Management Asia Pacific
                                                                     Limited (from 1997 to
                                                                     1999)

Frances M. Guggino                   Controller           Since      Vice President of CGM;           N/A             N/A
CAM                                                       2002       Controller of certain
125 Broad Street, 10th Floor                                         mutual funds associated
New York, NY 10004                                                   with Citigroup
Age 45

Robert I. Frenkel                    Secretary and        Since      Managing Director and            N/A             N/A
CAM                                  Chief Legal          2003       General Counsel of
300 First Stamford Place, 4th Floor  Officer                         Global Mutual Funds for
Stamford, CT 06902                                                   CAM and its predecessor
Age 48                                                               (since 1994); Secretary of
                                                                     CFM; Secretary and Chief
                                                                     Legal Officer of mutual
                                                                     funds associated with
                                                                     Citigroup

--------
 * Directors are elected until the Company's next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
 **Mr. Gerken is an "interested person" of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***As of January 20, 2004.

Salomon Brothers Variable Series Funds Inc


Directors
CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
   Chairman
WILLIAM R. HUTCHINSON
DR. RIORDAN ROETT
JESWALD W. SALACUSE

Officers
R. JAY GERKEN, CFA
   President and Chief Executive Officer
ANDREW B. SHOUP*
   Senior Vice President, Chief Administrative Officer and Treasurer
ALAN J. BLAKE
   Executive Vice President
JAMES E. CRAIGE, CFA
   Executive Vice President
JOHN B. CUNNINGHAM, CFA
   Executive Vice President
JOHN G. GOODE
   Executive Vice President
PETER J. HABLE
   Executive Vice President
ROGER M. LAVAN, CFA
   Executive Vice President
BETH A. SEMMEL, CFA
   Executive Vice President
PETER J. WILBY, CFA
   Executive Vice President
GEORGE J. WILLIAMSON
   Executive Vice President
ANDREW BEAGLEY
   Vice President and Chief Anti-Money Laundering Compliance Officer FRANCES M. GUGGINO
   Controller
ROBERT I. FRENKEL
   Secretary and Chief Legal Officer
Investment Manager
   Salomon Brothers Asset Management Inc
   399 Park Avenue
   New York, New York 10022

Custodian
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

Legal Counsel
   Simpson Thacher & Bartlett LLP
   425 Lexington Avenue
   New York, New York 10017

Independent Auditors
   PricewaterhouseCoopers LLP
   1177 Avenue of the Americas
   New York, New York 10036


--------
* Elected Treasurer as of January 20, 2004.

Salomon Brothers Variable Series Funds Inc
Salomon Brothers Variable High Yield Bond Fund
The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.





                                ----------------
                                    SALOMON
                                ----------------
                                    BROTHERS
                                ----------------
                                Asset Management

                  399 PARK AVENUE . NEW YORK, NEW YORK 10022
                                                                   04-6106

ITEM 2.      CODE OF ETHICS.

             The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

             The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             (a) Audit Fees for Salomon Brothers Variable Series Funds Inc were $199,318 and $166,500 for the years ended 12/31/03 and
                  12/31/02, respectively. These amounts represent aggregate fees paid to the Accountant in connection with the annual audit of the Salomon Brothers Variable Series Funds Inc's financial statements and for services normally provided by the Accountant in connection with the statutory and regulatory filings.

             (b) Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/03 and 12/31/02.

                  In addition, there were no Audit-Related Fees billed in the years ended 12/31/03 and 12/31/02 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc "service affiliate"), that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

             (c) Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,300 and $25,200 for the years ended 12/31/03 and 12/31/02.
                  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

                  There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

             (d) There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/03 and 12/31/02.

                  All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

             (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                  The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund" advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve
                  (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.


             (f)  N/A

             (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

             (h) Yes. The Salomon Brothers Variable Series Funds Inc's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

             Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

             Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

             (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

             (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.     EXHIBITS.

             (a)   Code of Ethics attached hereto.

             Exhibit 99.CODE ETH

             (b)   Attached hereto.

             Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

             Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:   /s/ R. Jay Gerken
      R. Jay Gerken
      Chief Executive Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004

By:   /s/ Andrew B. Shoup
      Andrew B. Shoup
      Chief Administrative Officer of
      Salomon Brothers Variable Series Funds Inc

Date: March 10, 2004